                                                                    EXHIBIT 99.4

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING FIBERS, INC.                     PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37808-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: OCTOBER YEAR: 2002

              MONTH                     4/30/02       5/31/02       6/30/02       7/31/02   8/31/02       9/30/02      10/31/02
                                        Revised
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                        $1,707,430   $1,769,204  $ 1,693,508  $ 1,861,900  $ 1,528,346    $ 1,320,224   $ 1,605,316
INCOME BEFORE INT. DEPREC./TAX (MOR-6)  $ (127,852)  $ (180,394) $  (511,621) $  (513,676) $  (689,028)   $ 2,155,982   $  (306,126)
NET INCOME (LOSS) (MOR-6)               $ (789,902)  $ (842,445) $(1,173,671) $(1,175,772) $(1,351,033)   $(3,837,151)  $(1,030,096)
PAYMENTS TO INSIDERS (MOR-9)            $       --   $       --  $        --  $        --  $        --    $        --            --
PAYMENTS TO PROFESSIONALS (MOR-9)       $       --   $       --  $        --  $        --  $        --    $        --            --
TOTAL DISBURSEMENTS (MOR-7)(1)          $3,182,878   $2,867,783  $ 2,703,564  $ 3,117,479  $ 2,784,317    $ 2,919,796   $ 3,370,144
(1) Excludes intercompany
   transfers as follows:                $  230,000   $  205,000  $   190,000  $   325,000  $   205,000    $   286,759   $   290,000

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                EXP.
         See attachment 2                               DATE
-----------------------------                           ----
CASUALTY                           YES (x) NO ( )  08 - 01 - 02
LIABILITY                          YES (x) NO ( )  07 - 01 - 02
VEHICLE                            YES (x) NO ( )  07 - 01 - 02
WORKER'S                           YES (x) NO ( )  07 - 01 - 02
OTHER                              YES (x) NO ( )  various

ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? NO       If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
                ----------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A proposed Plan of Reorganization was filed with the U.S. Bankruptcy Court on May 14, 2002.
--------------------------------------------------------------------------------

                           I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                           SIGNED /s/ PAUL VANDERHOVEN
                                  ----------------------------------------------
                                             (ORIGINAL SIGNATURE)

                           TITLE  VP Finance, CFO
                                  ----------------------------------------------


MOR-1

CASE NAME: STERLING FIBERS, INC.                  CASE NUMBER: 01-37808-H4-11


                                                                                                                             PAID
  COVERAGE          POLICY PERIOD   POLICY NO.                        LIMITS                   CARRIER                       THROUGH
------------------------------------------------------------------------------------------------------------------------------------

See Attachment 2



MOR-1 ATTACHMENT 2

                                                                    Page 3 of 15
                                                                        11/19/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/03   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/03   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/03   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/03   Included
                                aggregate.                         (Reinsured
                                                                   through Munich
                                                                   Re:)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/03   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $50,000,000 ea. loss and           Zurich Energy -       1 year      7/1/03   Flat charge - based
                                aggregate.                         London                                     on exposures and

  7   Excess Liability          $50,000,000                        Swiss Re:             1 year      7/1/03   Flat charge

  8   Excess Liability          $50,000,000                        Zurich Ins.           1 year      7/1/03   Flat Charge

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $239,650 - Audit at
                                expiration. (Plus all losses within
                                deductible. (AFCO)

  2   Automobile Liability      $96,876 (AFCO)


  3   Excess Liability          $607,121 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $495,000 (AFCO)



  6   Excess Liability          $310,000 (AFCO)



  7   Excess Liability          $280,000 (AFCO)

  8   Excess Liability          $200,000 (AFCO)


                                                                    Page 4 of 15
                                                                        11/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------


  9   Excess Liability          $100,000,000                       Starr Excess          1 year      7/1/03   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/03   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        & NY M&G                                   throughput and no.
      Charterer's Legal         $100,000 pollution                                                            chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/03   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/03   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 13   Property Damage,          $500 million combined              Munich RE:            1 year      8/1/03   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -       FM Global,                                 Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100       et al.                                     PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                                                                                              other factors.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year      8/1/03   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/03   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  9   Excess Liability          $300,000 (AFCO)

 10   Marine Terminal           $51,850 Min. premium & deposit. (AFCO)
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $34,425  (AFCO)



 12   Excess Marine Liability   $21,250  (AFCO)

 13   Property Damage,          $6,500,000 + Tax (AFCO)
      Business Interruption
      and Boiler & Machinery





 14   Directors & Officers      $444,650
      Liability


 15   Excess Directors &        $275,000
      Officers Liability

 16   Directors & Officers      $170,000
      Liability


                                                                    Page 5 of 15
                                                                        11/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Great-American        1 year      7/1/03    Hull & Machinery
      Protection & Indemnity    (M-25 = )                          Insurance Co.                               values
                                Ded. $5,000 per loss.              of NY
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/03    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000 Limit                  National Union        1 year     8/21/03    Various
                                Ded. $150,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                Chubb                 1 year     2/20/03    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs




 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $23,852 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $3,600 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx. (AFCO)



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $49,000


 23   Environmental Impairment  $147,831
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



     ANNUAL TOTAL:                                  *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED OCTOBER 31, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $       1                $     461              $       -                 $      83
        Trade accounts receivable, net              -                   56,863                     60                     2,586
        Other Receivables                           -                    1,254                      -                     1,999
        Due from affiliates                     1,375                   27,999                 13,957                         -
        Inventories                                 -                   31,311                      -                     8,246
        Prepaid expenses                           33                    6,617                      -                       186
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,409                  124,505                 14,017                    13,100

Property, plant and equipment, net                  -                  113,625                  2,520                         -
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,445                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   32,777                      -                     1,112
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,334                $ 367,142              $  21,982                 $  14,212
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 251                  168,473                  1,263                     6,637
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   54,755                      -                    13,751
        Secured - Other                                                    469
        Unsecured debt                        186,538                  256,134                  1,110                    67,942
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                        -                      -                         -
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,120)                 (60,895)                 4,275                   (17,053)
        Pension adjustment                          -                  (14,890)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,752)                (523,226)                19,609                  (147,108)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,752)                (525,763)                19,609                  (147,108)

TOTAL LIABILITIES AND EQUITY                $  37,334                $ 367,142              $  21,982                 $  14,212
                                            ====================================================================================

                                         --------------------------------------------------------------------------------
                                          STERLING CHEMICALS     STERLING CANADA,      STERLING PULP       STERLING PULP
                                             INT'L, INC.               INC.          CHEMICALS US, INC.   CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11      01-37811-H4-11      01-37812-H4-11
                                         --------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                  $      99           $       -           $       -
        Trade accounts receivable, net             -                      2,191                 819               4,771
        Other Receivables                          -                          -                  32                   -
        Due from affiliates                    2,771                     62,541                 585              11,459
        Inventories                                -                          -                 100               1,445
        Prepaid expenses                           -                          -                   -                 144
        Deferred income tax benefit                -                          -                   -                   -
                                           ----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,771                     64,831               1,536              17,819

Property, plant and equipment, net                 -                          -                   -              40,614
Deferred income taxes                              -                          -                   -                   -
Investments-Third Party                            -                          -                   -                   -
Investments in Subs                                -                    295,811               1,487                   -
Other assets                                       -                      1,230                   -                   -
                                            ---------------------------------------------------------------------------

TOTAL ASSETS                                $  2,771                  $ 361,872           $   3,023           $  58,433
                                            ===========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 99                     25,645                 752               3,234
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                     67,152                   -                   -
        Secured Debt Accrued Interest *          878                     16,160                   -                   -
        Secured - Other
        Unsecured debt                           840                    264,937                 139              62,282
        Other / Intercompany                       -                          -                   -
        Deferred income taxes                      -                          -                   -                   -

Common stock held by new ESOP                      -                          -                   -                   -
Less: Unearned compensation                        -                          -                   -                   -
Redeemable preferred stock                         -                          -                   -                   -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                         48                   -                   -
        Additional paid-in capital                 -                     83,348               4,020               1,486
        Retained earnings-Filing Date            779                    (90,594)               (877)              1,518
        Retained earnings-Post Filing Date    (3,477)                    (4,824)             (1,011)            (10,087)
        Pension adjustment                         -                          -                   -                   -
        Accumulated translation adj.               -                          -                   -                   -
        Deferred compensation                      -                          -                   -                   -
                                            ---------------------------------------------------------------------------
                                              (2,698)                   (12,022)              2,132              (7,083)
        Treasury stock at cost                     -                          -                   -                   -
                                            ---------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (2,698)                   (12,022)              2,132              (7,083)

TOTAL LIABILITIES AND EQUITY                $ (2,771)                 $ 361,872           $   3,023           $  58,433
                                            ===========================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $     644
        Trade accounts receivable, net              -                 67,290
        Other Receivables                           -                  3,285
        Due from affiliates                  (120,082)                   605
        Inventories                                 -                 41,102
        Prepaid expenses                            -                  6,980
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (120,082)               119,906

Property, plant and equipment, net                  -                156,759
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,945
Investments in Subs                          (395,322)                31,771
Other assets                                       (1)                35,983
                                            --------------------------------

TOTAL ASSETS                                $(515,405)             $ 351,364
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (51,651)               154,703
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *       (14,651)                70,893
        Secured - Other                                                  469
        Unsecured debt                       (133,310)               706,612
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                      -
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (53,899)              (559,739)
        Retained earnings-Filing Date               -               (232,350)
        Retained earnings-Post Filing Date          -                (94,192)
        Pension adjustment                          -                (14,890)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                      -
                                            --------------------------------
                                              (53,900)              (901,048)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (53,900)              (903,585)

TOTAL LIABILITIES AND EQUITY                $(515,405)            $  351,364
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING FIBERS, INC.                    CASE NUMBER: 01-37808-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES


                                       --------------------------------------------------------------------------------
                                            4/30/02     5/31/02     6/30/02     7/31/01    8/31/02  9/30/02    10/31/02
                                       --------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                    $   6,168   $   6,443   $   6,794    $   6,905  $ 7,167  $  6,371   $  6,337
ROYALTY AND REVENUE PAYABLE                                  --          --
NOTES PAYABLE - INSURANCE                                    --          --
TAX PAYABLE:
    Federal Payroll Taxes                                    --          --
    State Payroll & Sales                        (1)         (2)         (3)          (4)      (4)       --         --
    Ad Valorem Taxes                                         --          --           --
    Other Taxes                                 245         270         295          320      345       320        300
TOTAL TAXES PAYABLE                       $     244   $     268   $     292    $     316      341  $    320   $    300
SECURED DEBT POST-PETITION                                   --          --           --
ACCRUED INTEREST PAYABLE                                     --          --           --
*ACCRUED PROFESSIONAL FEES:                                  --          --           --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs                       --          --           --
  2.  Lease Operating Expenses/Capital                       --          --           --
TOTAL POST-PETITION LIABILITIES (MOR-3)   $   6,412   $   6,711   $   7,086    $   7,221  $ 7,508  $  6,691   $  6,637
=======================================================================================================================

*Payment Requires Court Approval

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH     OCTOBER  2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $154,703    $ 143,507    $      --   $        95   $     5,856   $       5,245

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $154,703    $ 143,507    $      --   $        95   $     5,856   $       5,245
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 52,119    $ 52,119     $     --   $     --   $     --   $     --

        31-60           546         546           --         --         --         --

        61-90           352         352           --         --         --         --

        91 +         30,046      30,046           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 83,063    $ 83,063     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING OCTOBER 31, 2002


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       36,364,891    $          203,142    $        1,605,316
TOTAL COST OF REVENUES                                         --            33,726,485               203,142             1,732,546
GROSS PROFIT                                   $               --    $        2,638,406    $               --    $         (127,230)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $           31,112    $          514,746    $               --    $          178,896
  Insiders Compensation                                        --               470,408                    --                    --
  Professional Fees                                            --             2,141,012                    --                    --
  Other (Earnings in Joint Venture)                            --               133,674               (66,098)                   --

TOTAL OPERATING EXPENSE                        $           31,112    $        3,259,840    $          (66,098)   $          178,896
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $          (31,112)   $         (621,434)   $           66,098    $         (306,126)
INTEREST EXPENSE (includes amort of debt fees)                 --             2,553,390                    --               723,970
DEPRECIATION                                                   --             1,860,024                    --                    --
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $               --    $        4,413,414    $               --    $          723,970
====================================================================================================================================
NET INCOME BEFORE TAXES                        $          (31,112)   $       (5,034,848)   $           66,098    $       (1,030,096)
INCOME TAXES                                                   --                    --                 3,738                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $          (31,112)   $       (5,034,848)   $           62,360    $       (1,030,096)
====================================================================================================================================



                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                              01-37809-H4-11         01-37810-H4-11       01-37811-H4-11
                                               -------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           10,000    $          851,790   $          358,662
TOTAL COST OF REVENUES                                          --                33,247              486,157
GROSS PROFIT                                    $           10,000    $          818,543   $         (127,535)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            4,433    $          225,466   $          (74,101)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $            4,433    $          225,466   $          (74,101)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $            5,567    $          593,077   $          (53,434)
INTEREST EXPENSE (includes amort of debt fees)              44,657               289,067                   --
DEPRECIATION                                                    --                    --                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           44,657    $          289,067   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $          (39,090)   $          304,010   $          (53,434)
INCOME TAXES                                                    --                90,000                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $          (39,090)   $          214,010   $          (53,434)
==============================================================================================================


                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        2,959,285   $        (397,743)    $      41,955,303
TOTAL COST OF REVENUES                                       1,952,293            (397,743)           37,736,127
GROSS PROFIT                                        $        1,006,992   $              --     $       4,219,176
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $           68,229   $              --               948,781
  Insiders Compensation                                             --                  --               470,408
  Professional Fees                                                 --                  --             2,141,012
  Other (Earnings in Joint Venture)                                 --                  --                67,576

TOTAL OPERATING EXPENSE                             $           68,229   $              --     $       3,627,777
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          938,763   $              --               591,399
INTEREST EXPENSE (includes amort of debt fees)                 558,861                  --             4,169,945
DEPRECIATION                                                   327,282                  --             2,187,306
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          886,143   $              --     $       6,357,251
=================================================================================================================
NET INCOME BEFORE TAXES                             $           52,620   $              --     $      (5,765,852)
INCOME TAXES                                                        --                  --                93,738
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $           52,620   $              --     $      (5,859,590)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME:  STERLING FIBERS, INC.                   CASE NUMBER:  01-37808-H3-11


CASH RECEIPTS AND
DISBURSEMENTS                                Apr-02         May-02         Jun-02         Jul-02
-----------------                         ------------   ------------   ------------   ------------
1.  CASH-BEGINNING OF MONTH               $    167,642   $    151,768   $    155,565   $    120,211
                                          ------------   ------------   ------------   ------------
RECEIPTS:
2.  CASH SALES                                      --   $         --   $         --   $         --
3.  COLLECTION OF ACCOUNTS RECEIVABLE        1,655,125      1,652,762      1,514,756      1,840,100
4.  LOANS & ADVANCES (attach list)                  --             --             --             --
5.  SALE OF ASSETS                                  --             --             --             --
6.  OTHER (attach list)                      1,741,879      1,423,818      1,343,454      1,620,968
TOTAL RECEIPTS                            $  3,397,004   $  3,076,580   $  2,858,210   $  3,461,068
(Withdrawal)Contribution by Individual
    Debtor MFR-2*                                  N/A            N/A            N/A            N/A
DISBURSEMENTS:
7.  NET PAYROLL                           $    184,218   $    146,485   $    144,066   $    211,714
8.  PAYROLL TAXES PAID                          71,168         56,463         56,059         62,035
9.  SALES, USE & OTHER TAXES PAID                3,914          1,958          2,976          1,618
10. SECURED/RENTAL/LEASES                           --             --             --             --
11. UTILITIES                                  223,466        193,003        153,563        169,922
12. INSURANCE                                       --             --             --             --
13. INVENTORY PURCHASES                        192,570        224,244        149,137        178,957
14. VEHICLE EXPENSES                                --             --             --             --
15. TRAVEL & ENTERTAINMENT                          --          6,019          3,207          2,903
16. REPAIRS, MAINTENANCE & SUPPLIES             48,832         88,852         67,749         54,578
17. ADMINISTRATIVE & SELLING                     2,775          2,775             --             --
18. OTHER (attach list)                      2,685,999      2,352,984      2,316,805      2,760,752
TOTAL DISBURSEMENTS FROM OPERATIONS       $  3,412,878   $  3,072,783   $  2,893,564   $  3,442,479
19. PROFESSIONAL FEES                     $         --   $         --   $         --   $         --
20. U.S. TRUSTEE FEES                               --             --             --             --
21. OTHER REORGANIZATION EXPENSES                                                 --             --
    (attach list)                                   --             --             --             --
TOTAL DISBURSEMENTS                       $  3,412,878   $  3,072,783   $  2,893,564   $  3,442,479
22. NET CASH FLOW                         $    (15,874)  $      3,797   $    (35,353)  $     18,589)
23. CASH - END OF MONTH (MOR-2)           $    151,768   $    155,565   $    120,211   $    138,800



CASH RECEIPTS AND                                                                        FILING TO
DISBURSEMENTS                                Aug-02       Sep-02         Oct-02            DATE
-----------------                         ------------ ------------   ------------     ------------
1.  CASH-BEGINNING OF MONTH               $    138,799 $    332,776   $    145,055     $    714,483
                                          ------------ ------------   ------------     ------------
RECEIPTS:
2.  CASH SALES                                      -- $         --             --     $         --
3.  COLLECTION OF ACCOUNTS RECEIVABLE     $  1,676,623    1,438,622      1,683,596       28,593,514
4.  LOANS & ADVANCES (attach list)                  --           --             --               --
5.  SALE OF ASSETS                                  --           --             --               --
6.  OTHER (attach list)                      1,506,670    1,580,212      1,914,215       22,288,808
TOTAL RECEIPTS                            $  3,183,293 $  3,018,835   $  3,597,811     $ 50,882,322
(Withdrawal)Contribution by Individual
    Debtor MFR-2*                                  N/A          N/A            N/A              N/A
DISBURSEMENTS:
7.  NET PAYROLL                           $    147,781 $    148,439   $    181,926     $  2,762,398
8.  PAYROLL TAXES PAID                          85,461       53,739         68,941        1,086,480
9.  SALES, USE & OTHER TAXES PAID                  759           --             --           22,829
10. SECURED/RENTAL/LEASES                           --           --             --            4,486
11. UTILITIES                                  227,707      214,934        179,333        2,951,088
12. INSURANCE                             $         --           --             --          280,148
13. INVENTORY PURCHASES                        133,635      208,379        335,814        2,406,514
14. VEHICLE EXPENSES                                --           --             --               --
15. TRAVEL & ENTERTAINMENT                       1,474       21,893         21,065          106,271
16. REPAIRS, MAINTENANCE & SUPPLIES             69,027       47,811         91,080          938,844
17. ADMINISTRATIVE & SELLING                        --           --             --           15,521
18. OTHER (attach list)                      2,323,473    2,511,360      2,781,986       40,939,502
TOTAL DISBURSEMENTS FROM OPERATIONS       $  2,989,317 $  3,206,555   $  3,660,144     $ 51,514,081
19. PROFESSIONAL FEES                     $         -- $         --   $         --     $         --
20. U.S. TRUSTEE FEES                               --           --             --               --
21. OTHER REORGANIZATION EXPENSES
    (attach list)                                   --           --             --               --
TOTAL DISBURSEMENTS                       $  2,989,317 $  3,206,555   $  3,660,144     $ 51,514,081
22. NET CASH FLOW                         $    193,976 $   (187,720)  $    (62,333)    $   (631,759)
23. CASH - END OF MONTH (MOR-2)           $    332,776 $    145,055   $     82,722     $     82,724



MOR-7

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H3-11

   OTHER CASH RECEIPTS AND
   DISBURSEMENTS:                                Apr-02           May-02        Jun-02        Jul-02        Aug-02
   -----------------------                   -------------      ----------    ----------    ----------    ----------
6.  OTHER RECEIPTS:
       Interest Income                       $   13,960.67      $       --            --    $       --           --
       401(k) Plan Refund                               --              --            --            --           --
       Cobra Insurance Payment                       3,398           2,886         2,640         4,426        2,670
       Miscellaneous                                70,520           8,931        15,814         5,542           --
       Royalty Owners Trust Account                     --              --            --            --           --
       Emission Credits                                 --              --            --            --           --
       Intercompany Transfers                    1,424,000       1,412,000     1,324,000     1,286,000    1,504,000
       Account Transfers                           230,000              --            --       325,000           --


   TOTAL OTHER RECEIPTS                      $   1,741,879      $1,423,818    $1,342,454    $1,620,968   $1,506,670
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense               $          --      $       --            --            --           --
       Workover Expense                                 --              --            --            --           --
       Capital Expenditures                             --              --            --            --           --
       Revenue & Royalties                              --              --            --            --           --
       Interest Payment                                 --              --            --            --           --
       Employee Benefits                            27,032          26,130        25,870        25,249       38,064
       Severance tax                                    --              --            --            --           --
       Pre-petition checks voided in
          current period                                --              --            --            --           --
       Insiders                                         --              --            --            --           --
       Restricted Cash Transactions                     --              --            --            --           --
       Contract Services                           434,528         554,635       429,682       377,737      550,603
       Licenses / Fees / Permits                        25          14,615        10,257            82           --
       Freight                                      67,647          83,977        79,432        70,833      101,453
       Account Transfers                           230,000         205,000       190,000       325,000      205,000
       Outstanding checks to Balance to G/L        195,350        (193,585)       23,441        78,719      (28,417)
       CIT Revolver Payments                     1,734,416       1,662,211     1,558,123     1,883,133    1,456,770
   TOTAL OTHER DISBURSEMENTS                 $   2,688,999      $2,352,984    $2,316,805    $2,760,753   $2,323,473

   OTHER CASH RECEIPTS AND                                                          FILING TO
   DISBURSEMENTS:                                Sep-02         Oct-02                   DATE
   -----------------------                     ----------     ----------          -----------
6.  OTHER RECEIPTS:
       Interest Income                                 --     $       --          $    14,505
       401(k) Plan Refund                              --             --                   --
       Cobra Insurance Payment                      3,564          3,215               54,473
       Miscellaneous                               20,890             --              292,670
       Royalty Owners Trust Account                    --             --                   --
       Emission Credits                                --             --                   --
       Intercompany Transfers                      96,759      1,911,000           19,202,159
       Account Transfers                        1,459,000             --            2,724,000


   TOTAL OTHER RECEIPTS                        $1,580,212     $1,914,215          $22,287,808
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense                         --     $       --          $        --
       Workover Expense                                --             --                   --
       Capital Expenditures                            --             --               17,812
       Revenue & Royalties                             --             --               10,150
       Interest Payment                                --             --                   --
       Employee Benefits                           25,546         26,633              439,708
       Severance tax                                   --             --                   --
       Pre-petition checks voided in
         current period                                --             --               (5,215)
       Insiders                                        --             --                   --
       Restricted Cash Transactions                    --             --                   --
       Contract Services                          479,439        498,842            2,687,610
       Licenses / Fees / Permits                      604             19               36,051
       Freight                                     59,625         77,078              511,018
       Account Transfers                          286,759        290,000            1,103,386
       Outstanding checks to Balance to G/L        20,816        100,949             (313,366)
       CIT Revolver Payments                    1,638,572      1,788,466           14,473,592
   TOTAL OTHER DISBURSEMENTS                   $2,511,360     $2,781,986          $18,960,747

MOR-7 ATTACHMENT

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H3-11
OCTOBER 2002



   CASH RECEIPTS AND                                         Chase             Chase              Chase              Chase
   DISBURSEMENTS                                          00100547117       00103316965         103405768        630181003508
   -----------------                                      -----------      -------------       -----------       -------------
   1.  CASH-BEGINNING OF MONTH                            $ 13,155.28      $      403.26       $ 13,648.27       $       0.00
   RECEIPTS:
   2.  CASH SALES                                         $      0.00      $        0.00       $      0.00       $       0.00
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                   320,239.06
   4.  LOANS & ADVANCES (attach list)
   5.  SALE OF ASSETS
   6.  OTHER (attach list)                                       0.00       1,621,000.00        290,000.00               0.00
   TOTAL RECEIPTS                                         $320,239.06      $1,621,000.00       $290,000.00       $       0.00
   (Withdrawal)Contribution by Individual Debtor MFR-2*           N/A                N/A               N/A                N/A
   DISBURSEMENTS:
   7.  NET PAYROLL                                        $                $                   $181,925.55       $
   8.  PAYROLL TAXES PAID                                                                        68,940.55
   9.  SALES, USE & OTHER TAXES PAID
   10. SECURED/RENTAL/LEASES
   11. UTILITIES                                                              179,333.33
   12. INSURANCE
   13. INVENTORY PURCHASES                                                    335,813.56
   14. VEHICLE EXPENSES
   15. TRAVEL & ENTERTAINMENT                                                  21,064.67
   16. REPAIRS, MAINTENANCE & SUPPLIES                                         91,080.49
   17. ADMINISTRATIVE & SELLING
   18. OTHER (attach list)                                 333,294.34         993,520.18              0.00               0.00
   TOTAL DISBURSEMENTS FROM OPERATIONS                    $333,294.34      $1,620,812.23       $250,866.10       $       0.00
   19. PROFESSIONAL FEES                                  $      0.00      $        0.00       $      0.00       $       0.00
   20. U.S. TRUSTEE FEES                                         0.00               0.00              0.00               0.00
   21. OTHER REORGANIZATION EXPENSES (attach list)               0.00               0.00              0.00               0.00
   TOTAL DISBURSEMENTS                                    $333,294.34      $1,620,812.23       $250,866.10       $       0.00
   22. NET CASH FLOW                                      $-13,055.28      $      187.77       $ 39,133.90       $       0.00
   23. CASH - END OF MONTH (MOR-2)                        $    100.00      $      591.03       $ 52,782.17       $       0.00

   CASH RECEIPTS AND                                        Bank One        Bank of America     FILING TO
   DISBURSEMENTS                                            5577659           1171987307         DATE
   -----------------                                      -------------     ---------------  -------------
   1.  CASH-BEGINNING OF MONTH                            $  116,848.31     $  1,000.00         145,055.12
   RECEIPTS:
   2.  CASH SALES                                         $        0.00     $      0.00               0.00
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                   1,363,356.67                       1,683,595.73
   4.  LOANS & ADVANCES (attach list)                                                                 0.00
   5.  SALE OF ASSETS                                                                                 0.00
   6.  OTHER (attach list)                                     3,215.42            0.00       1,914,215.42
   TOTAL RECEIPTS                                         $1,366,572.09     $      0.00       3,597,811.15
   (Withdrawal)Contribution by Individual Debtor MFR-2*             N/A             N/A                N/A
   DISBURSEMENTS:
   7.  NET PAYROLL                                        $                 $                   181,925.55
   8.  PAYROLL TAXES PAID                                                                        68,940.55
   9.  SALES, USE & OTHER TAXES PAID                                                                  0.00
   10. SECURED/RENTAL/LEASES                                                                          0.00
   11. UTILITIES                                                                                179,333.33
   12. INSURANCE                                                                                      0.00
   13. INVENTORY PURCHASES                                                                      335,813.56
   14. VEHICLE EXPENSES                                                                               0.00
   15. TRAVEL & ENTERTAINMENT                                                                    21,064.67
   16. REPAIRS, MAINTENANCE & SUPPLIES                                                           91,080.49
   17. ADMINISTRATIVE & SELLING                                                                       0.00
   18. OTHER (attach list)                                 1,455,171.68            0.00       2,781,986.20
   TOTAL DISBURSEMENTS FROM OPERATIONS                    $1,455,171.68     $      0.00       3,660,144.35
   19. PROFESSIONAL FEES                                  $        0.00     $      0.00               0.00
   20. U.S. TRUSTEE FEES                                           0.00            0.00               0.00
   21. OTHER REORGANIZATION EXPENSES (attach list)                 0.00            0.00               0.00
   TOTAL DISBURSEMENTS                                    $1,455,171.68     $      0.00       3,660,144.35
   22. NET CASH FLOW                                      $  -88,599.59     $      0.00         -62,333.20
   23. CASH - END OF MONTH (MOR-2)                        $   28,248.72     $  1,000.00          82,721.92


MOR-7                                      *Applies to Individual debtor's only.

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H3-11

OCTOBER 2002

   OTHER CASH RECEIPTS AND                               Chase          Chase              Chase             Chase
   DISBURSEMENTS:                                     00100547117    00103316965         103405768      630181003508
   -----------------------                            -----------    -----------       -----------      --------------
   6.  OTHER RECEIPTS:
       Interest Income
       401(k) Plan Refund
       Cobra Insurance Payment
       Miscellaneous
       Royalty Owners Trust Account
       Emission Credits
       Intercompany Transfers                                        1,621,000.00         290,000.00
       Account Transfers


   TOTAL OTHER RECEIPTS                               $     0.00    $1,621,000.00       $ 290,000.00      $       0.00
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense
       Workover Expense
       Capital Expenditures
       Revenue & Royalties
       Interest Payment
       Employee Benefits                                                26,633.02
       Severance tax
       Pre-petition checks voided in current period
       Insiders
       Restricted Cash Transactions
       Contract Services                                               498,842.00
       Licenses / Fees / Permits                                            18.75
       Freight                                                          77,077.69
       Account Transfers                                               290,000.00
       Outstanding checks to Balance to G/L                            100,948.72
       CIT Revolver Payments                           333,294.34
   TOTAL OTHER DISBURSEMENTS                          $333,294.34   $  993,520.18       $       0.00      $       0.00

   OTHER CASH RECEIPTS AND                                Bank One          Bank of America          FILING TO
   DISBURSEMENTS:                                          5577659             1171987307               DATE
   -----------------------                                ----------------------------------------------------
   6.  OTHER RECEIPTS:$   13
       Interest Income                                                                            $        0.00
       401(k) Plan Refund                                                                                  0.00
       Cobra Insurance Payment                              3,215.42                                   3,215.42
       Miscellaneous                                                                                       0.00
       Royalty Owners Trust Account                                                                        0.00
       Emission Credits
       Intercompany Transfers                                                                      1,911,000.00
       Account Transfers                                                                                   0.00


   TOTAL OTHER RECEIPTS                                $    3,215.42         $      0.00          $1,914,215.42
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense                                                                    $        0.00
       Workover Expense                                                                                    0.00
       Capital Expenditures                                                                                0.00
       Revenue & Royalties                                                                                 0.00
       Interest Payment                                                                                    0.00
       Employee Benefits                                                                              26,633.02
       Severance tax                                                                                       0.00
       Pre-petition checks voided in current period                                                        0.00
       Insiders                                                                                            0.00
       Restricted Cash Transactions                                                                        0.00
       Contract Services                                                                             498,842.00
       Licenses / Fees / Permits                                                                          18.75
       Freight                                                                                        77,077.69
       Account Transfers                                                                             290,000.00
       Outstanding checks to Balance to G/L                                                          100,948.72
       CIT Revolver Payments                           $1,455,171.68                               1,788,466.02
TOTAL OTHER DISBURSEMENTS                              $1,455,171.68        $       0.00           2,781,986.20



MOR-7 ATTACHMENT

CASE NAME: STERLING FIBERS, INC.                      CASE NUMBER: 01-37808-H-11


                          CASH ACCOUNT RECONCILIATION
                             MONTH OF OCTOBER 2002


BANK NAME                     Chase Bk of TX     Bank One     Bank of America    Chase Bk of TX   Chase Bk of TX   Chase Bk of Del
ACCOUNT NUMBER                 00103316965       5577659       0011 7198 7307      00103405768     00100547117       630181003508
ACCOUNT TYPE                    AP Trade         Lockbox         Petty Cash         Payroll         AR Wires         Contr. Disb.
--------------                --------------   ------------   ----------------   --------------  ---------------   ---------------
BANK BALANCE                  $         591    $    28,249    $          1,000   $     52,782     $          100    $          --
DEPOSIT IN TRANSIT
OUTSTANDING CHECKS                       --
ADJUSTED BANK BALANCE         $         591    $    28,249    $          1,000   $     52,782     $          100    $          --
=================================================================================================================================
BEGINNING CASH - PER BOOKS    $         403    $   116,848    $          1,000   $     13,648     $       13,155    $          --
RECEIPTS                                         1,366,572                                               320,239
TRANSFERS BETWEEN ACCOUNTS        1,331,000                                           290,000
(WITHDRAWAL) CONTRIBUTION-
BY INDIVIDUAL DEBTOR MFR-2
CHECKS/OTHER DISBURSEMENTS       (1,330,812)    (1,455,172)                          (250,866)          (333,294)
ENDING CASH - PER BOOKS       $         591    $    28,249    $          1,000   $     52,782     $          100    $          --
=================================================================================================================================

BANK NAME
ACCOUNT NUMBER
ACCOUNT TYPE                       TOTAL
--------------                  -----------
BANK BALANCE                    $    82,722
DEPOSIT IN TRANSIT                       --
OUTSTANDING CHECKS                       --
ADJUSTED BANK BALANCE           $    82,722
===========================================
BEGINNING CASH - PER BOOKS      $   145,055
RECEIPTS                          1,686,811
TRANSFERS BETWEEN ACCOUNTS        1,621,000
(WITHDRAWAL) CONTRIBUTION-               --
BY INDIVIDUAL DEBTOR MFR-2               --
CHECKS/OTHER DISBURSEMENTS       (3,370,144)
ENDING CASH - PER BOOKS         $    82,722
===========================================


MOR-8

CASE NAME: STERLING FIBERS, INC.                    CASE NUMBER: 01-37808-H4-11


                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

                                                                                                                     FILING TO
INSIDERS: NAME/POSITION/COMP TYPE (2)    Apr-2002   May-2002    Jun-2002   Jul-2002  Aug-2002  Sep-2002  Oct-2002      DATE
-------------------------------------    ---------  --------    --------   --------  --------  --------  --------    ---------

1.                                        $     --  $     --    $     --   $     --  $     --  $     --  $     --     $     --
2.                                              --        --          --         --        --        --        --           --
3.                                              --        --          --         --        --        --        --           --
4.                                              --        --          --         --        --        --        --           --
5.                                              --        --          --         --        --        --        --           --
6.                                              --        --          --         --        --        --        --           --
7.                                              --        --          --         --        --        --        --           --
8.                                              --        --          --         --        --        --        --           --
9.                                              --        --          --         --        --        --        --           --


TOTAL INSIDERS (MOR-1)                   $      --   $    --   $      --   $     --    $   --  $     --  $     --     $     --

         PROFESSIONALS                                                                                        FILING TO
        NAME/ORDER DATE           Apr-2002   May-2002  Jun-2002   Jul-2002  Aug-2002  Sep-2002    Oct-2002      DATE
        ---------------           ---------  --------  --------   --------  --------  --------    ---------   ---------

1.                                $     --   $     --  $     --   $     --  $     --  $     --    $     --    $      --
2.                                      --         --        --         --        --        --          --           --
3.                                      --         --        --         --        --        --          --           --
4.                                      --         --        --         --        --        --          --           --
5.                                      --         --        --         --        --        --          --           --
6.                                      --         --        --         --        --        --          --           --
TOTAL PROFESSIONALS (MOR-1)       $     --   $     --  $     --   $     --  $     --  $     --    $     --     $     --

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES ; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

MOR-9